Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of W. R. Berkley Corporation (the “Company”) on Form 10-K as amended by Amendment No. 1 thereto on Form 10-K/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eugene G. Ballard, Senior Vice President - Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene G. Ballard

Eugene G. Ballard
Senior Vice President - Chief Financial Officer and Treasurer
April 4, 2003

A signed original of this written statement required by Section 906 has been provided to W.R. Berkley Corporation (the “Company”) and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

27